SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

April 24, 2013
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K
Dated April 25, 2013

Item 1.01. Entry Into a Material Definitive Agreement

On April 24, 2013, the shareholders of the Company approved the 2013 Stock and Cash Incentive Plan (the “Plan”).  Under the Plan, 12,500,000 shares of common stock were reserved for issuance to certain employees, nonemployee directors, consultants and independent contractors.  The approval of the Plan is effective on April 24, 2013. The Plan is attached hereto as Exhibit 10.1.

Item 2.02. Results of Operations and Financial Condition

On April 25, 2013, Ball Corporation (the “Company”) issued a press release announcing its first quarter earnings for 2013, which results are set forth in the press release dated April 25, 2013, and attached hereto as Exhibit 99.1.

Earnings information regarding the first quarter 2013, as well as information regarding the use of non-GAAP financial measures, are set forth in the attached press release.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Appointment of Certain Officers

On April 24, 2013, the Board of Directors elected John A. Hayes as Chairman of the Board. R. David Hoover, formerly Chairman of the Board, will remain on the board as a director. The Board of Directors also elected the following officers of the Company:  Michael W. Feldser, Senior Vice President and Chief Operating Officer, Global Metal Food and Household Products Packaging; Gerrit Heske, Senior Vice President and Chief Operating Officer, Global Metal Beverage Packaging; and Robert D. Strain, Senior Vice President and President, Ball Aerospace & Technologies Corp.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 24, 2013, the Board of Directors of the Company amended the Bylaws to reduce the number of directors to ten.  Exhibit 3(ii) attached hereto provides the text of the amended section.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 24, 2013, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Withheld

Hanno C. Fiedler	89,587,247	30,577,582
John F. Lehman	88,444,948	31,719,881
Georgia R. Nelson	88,322,550	31,842,279

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2013.

For	Against	Abstain

114,081,789	14,216,026	551,737

3.	Approval of the 2013 Stock and Cash Incentive Plan.

For	Against	Abstain	Broker Non-Votes

108,542,774	10,876,309	745,746	8,684,723

4.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2013 Proxy Statement.

For	Against	Abstain	Broker Non-Votes

112,081,889	6,623,600	1,459,340	8,684,723

5.	Shareholder proposal regarding the election of directors by majority vote.

For	Against	Abstain	Broker Non-Votes

53,712,754	65,302,235	1,149,840	8,684,723

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

The following are furnished as exhibits to this report:

Exhibit 3(ii)	Amendment to Bylaws
Exhibit 10.1	2013 Stock and Cash Incentive Plan
Exhibit 99.1	Ball Corporation Press Release dated April 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Scott C. Morrison
	Name:	Scott C. Morrison
	Title:	Senior Vice President and Chief Financial Officer

Date: April 25, 2013

Ball Corporation
Form 8-K
April 25, 2013

EXHIBIT INDEX

Description	Exhibit

Amendment to Bylaws	3(ii)
2013 Cash and Stock Incentive Plan	10.1
Ball Corporation Press Release dated April 25, 2013	99.1